Robert H. Baldwin
    President
                              B E L L A G I O

December 31, 1998


Mr. Stephen A. Wynn
Chairman of the Board and
  Chief Executive Officer
Mirage Resorts, Incorporated
3600 Las Vegas Boulevard South
Las Vegas, Nevada  89109

  Re:  Rental of Fine Art

Dear Steve:

This letter sets forth the agreement between Bellagio and you effective this date with respect to the rental of the works of fine art identified on Exhibit A hereto (individually, a "Work" and collectively, the "Works"), and supersedes and amends in their entirety the letter agree-ments between Bellagio and you dated January 14, 1998, March 12, 1998, April 21, 1998, July 31, 1998 and September 1, 1998.

  1. You hereby rent each of the Works to Bellagio for exhibition in any hotel-casino operated by Bellagio or any other wholly owned subsidiary of Mirage Resorts, Incorporated. The Works shall be maintained on public display and shall be available for educational purposes in one or more of such hotel-casinos in conformity with the requirements of NRS 361.068(k) and NRS 374 and any regulations validly promulgated thereunder.

  2. Bellagio shall pay you monthly rent for each of the Works in the respective amounts set forth on Exhibit A. The rent for each month, commencing January 1999, shall be payable in advance not later than the fifth calendar day of such month. In the event that the rental with respect to one or more Works is in effect for less than a full calendar month, the rent for such month shall be pro-rated based on the actual number of days during which the rental was in effect and a month consisting of 30 days. Any such reduction shall be credited against Bellagio's next monthly rent payment.

  3. Bellagio and you shall each have the option to terminate the rental as to one or more of the Works on 30 days' notice to the other party. Bellagio and you may also mutually agree to include

                P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                              EXHIBIT 10.6

Mr. Stephen A. Wynn
Mirage Resorts, Incorporated
December 31, 1998
Page Two


      additional works of fine art in this rental agreement, in which event the parties shall execute an amendment to Exhibit A setting forth the additional works of fine art and the monthly rent for such works.

  4. Bellagio shall be responsible for insuring and maintaining the security of the Works subject to this rental, and for any Nevada sales, use or personal property taxes applicable to this rental.

Please sign below to  confirm  your  agreement  to  the  foregoing.   My
signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO


By:   ROBERT H. BALDWIN
      -------------------------------------
      ROBERT H. BALDWIN
      President and Chief Executive Officer


I hereby agree to the foregoing.

      STEPHEN A. WYNN
      -------------------------------------
      STEPHEN A. WYNN


cc:   Bruce A. Levin
      Peter C. Walsh
      James E. Pettis
      George J. Panek

                               EXHIBIT A


                        Work                                Monthly Rent
     --------------------------------------------           ------------
     "Girl with Straw Hat, Sitting in the Wheat,"              $163,145
     also  known  as  "Portrait of a Peasant Girl
     in a Straw Hat"  by  Vincent van Gogh (1890,
     oil on canvas, 36-1/4 x 28-3/4 inches)

     "Dancer,  Taking  her  Bow"  by  Edgar Degas                41,215
     (1878, pastel on paper, 33-1/2 x 27 inches)

     "Highway"  by  Jasper Johns (1959, encaustic                32,018
     and collage on canvas, 33-1/2 x 27 inches)

     "Police Gazette" by Willem de Kooning (1955,                40,750
     mixed  media  on  canvas,  42-7/8  x  39-5/8
     inches)

     "Frieze" by Jackson Pollock (1953-1955, oil,                32,018
     enamel  and  aluminum   paint   on   canvas,
     26-1/8 x 85-7/8 inches)

     "Femme Assise" by  Pablo  Picasso (1949, oil                 8,587
     on canvas, 51-1/4 x 38-1/4 inches)

     "Seated Woman" by  Pablo  Picasso (1949, oil                 9,445
     on canvas, 51 x 38-1/4 inches)

     "Magritte  II"  by  Escobar  Marisol  (1998,                   190
     wood, oil paint, plaster,  charcoal,  cloth,
     58 x 30 x 14 inches)

     "Untitled  XXXII"   by   Willem  de  Kooning                 2,835
     (1977, oil on canvas, 54 x 60 inches)